AMENDED AND RESTATED BYLAWS OF
THE EDELMAN FINANCIAL GROUP INC.
(the “Corporation”)

(As amended through May 26, 2011)

ARTICLE I
OFFICES

Section 1.1. Offices. The principal business office of the Corporation shall be 600 Travis, Suite 5800, Houston, Texas 77002. The Corporation may have such other business offices within or without the State of Texas as the Corporation’s board of directors (the “Board of Directors”) may from time to time establish.

ARTICLE II
CAPITAL STOCK

Section 2.1. Certificates Representing Shares. Shares of capital stock of the Corporation may be represented by certificates in such form or forms as the Board of Directors may approve; provided that such form or forms shall comply with all applicable requirements of law or of the Corporation’s Articles of Incorporation, as amended (the “Articles of Incorporation”). In addition, the Board of Directors may by resolution provide that some or all of any class or series of capital stock may be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation (or the transfer agent or registrar, as the case may be). Notwithstanding the adoption of such resolution by the Board of Directors, upon request, a holder of uncertificated shares shall be entitled to have a certificate. Such certificates shall be signed in the name of the Corporation by the Chairman of the Board, if any, or the Chief Executive Officer, President or a vice president and by the Secretary or any Assistant Secretary or the Treasurer or an Assistant Treasurer, certifying the number of shares and the class or series of shares of the Corporation owned by the Shareholder and may be sealed with the seal of the Corporation or imprinted or otherwise marked with a facsimile of such seal. Any or all of the signatures on a certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent, or registrar at the date of issue. If a holder of uncertificated shares elects to receive a certificate for shares of capital stock, the Corporation (or the transfer agent or registrar, as the case may be) shall (to the extent permitted under applicable law and rules, regulations, and listing requirements of any stock exchange or stock market on which the Corporation's shares are listed or traded), cease providing annual statements indicating such holder's holdings of shares in the corporation.. The certificates shall be consecutively numbered as they are issued and a record of such issuance shall be entered in the records of the Corporation or in the records of the Corporation’s designated transfer agent, if any. No shares of capital stock shall be issued until the full amount of the consideration therefor, fixed as provided by law, has been paid or delivered.

Section 2.2. Share Transfer Records and Shareholders of Record. The Secretary of the Corporation shall maintain, among other records, a share transfer record, which shall set forth the names and addresses of the holders of all issued shares of the Corporation, the number of shares held by each, the number of certificates, if any, representing such shares, the date of issue of such certificates, if any, and whether or not such shares originate from original issue or from transfer.

The names and addresses of shareholders as they appear on the share transfer record shall be the official list of shareholders of record of the Corporation for all purposes. The Corporation shall be entitled to treat the holder of record of any shares as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or any rights deriving from such shares on the part of any other person, including, but without limitation, a purchaser, assignee, or transferee, unless and until such other person becomes the holder of record of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such other person.

Section 2.3. Shareholder’s Change of Name or Address. Each shareholder shall promptly notify the Secretary of the Corporation, at its principal business office, by written notice sent by certified mail, return receipt requested, of any change in name or address of the shareholder from that as it appears upon the official list of shareholders of record of the Corporation. The Secretary of the Corporation shall then enter such changes into all affected Corporation records, including, but not limited to, the official list of shareholders of record.

Section 2.4. Transfer of Stock. The shares of capital stock of the Corporation are transferable only on the share transfer records of the Corporation by the holder of record thereof or by his duly authorized attorney or legal representative (a) if the shares are certificated, upon surrender of the certificate for such shares, if any, properly endorsed or assigned with a request to transfer or (b) if the shares are uncertificated, when an instruction is presented to the Corporation or to the transfer agent of the Corporation with a request to transfer. The Board of Directors may make such rules and regulations concerning the issue, transfer, registration, and replacement of certificates as it deems desirable or necessary in accordance with applicable law.

Section 2.5. Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents or registrars of the shares of capital stock of the Corporation, or both, and may require all share certificates to bear the signature of a transfer agent or registrar, or both.

Section 2.6. Lost, Stolen, or Destroyed Certificates. The Board of Directors, or such officer or officers of the Corporation as the Board of Directors may from time to time designate, may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the person claiming the certificate or certificates of stock to be lost, stolen, or destroyed. When authorizing the issuance of a new certificate or certificates, the Board of Directors, or such officer or officers, in its or his discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it or he shall require or to give the Corporation a bond in such form, in such sum, and with such surety or sureties as it or he may direct as indemnity against any claim that may be made against the Corporation on account of the certificate or certificates alleged to have been lost, stolen, or destroyed or the issuance of the new certificate or certificates.

Section 2.7. Fractional Shares. Only whole shares of the stock of the Corporation shall be issued. In case of any transaction by reason of which a fractional share might otherwise be issued, the Board of Directors, or the officers in the exercise of powers delegated by the Board of Directors, shall take such measures consistent with the law, the Articles of Incorporation and these Bylaws, including (for example, and not by way of limitation) the payment in cash of an amount equal to the fair value of any fractional share, as they may deem proper to avoid the issuance of any fractional share.

ARTICLE III
THE SHAREHOLDERS

Section 3.1. Annual Meeting. Commencing in the calendar year 2000, the annual meeting of the shareholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and time as shall be designated by resolution of the Board of Directors; provided, however, that no more than thirteen months shall have elapsed between two consecutive annual meetings of shareholders. Failure to hold any annual meeting or meetings shall not result in the winding up or termination of the Corporation.

At an annual meeting of shareholders, only such business may be conducted or considered as is properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder of the Corporation. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation, no less than 60 days nor more than 180 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to shareholders or the date on which it is first disclosed to the public. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such proposal, (c) the class and number of shares of the Corporation that are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. In addition, if the shareholder’s ownership of shares of the Corporation, as set forth in the notice, is solely beneficial, documentary evidence of such ownership must accompany the notice. Notwithstanding anything else in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that any business that was not properly brought before the meeting is out of order and shall not be transacted at the meeting.

Section 3.2. Special Meetings. Except as otherwise provided by law or by the Articles of Incorporation, special meetings of the shareholders may be called by the Chairman of the Board of Directors, one of the Chief Executive Officers, the President, or the Board of Directors, and shall be called by the Chairman of the Board, one of the Chief Executive Officers, the President, or the Secretary at the request in proper form of the holders of not less than 10% of the voting power represented by all the shares issued, outstanding, and entitled to be voted at the proposed special meeting. Any special meeting shall be held at the principal office of the Corporation or at such other place, and at such time, as may be stated in the notice calling such meeting.

At a special meeting of shareholders, only such business may be conducted or considered as is properly brought before the meeting.  To be properly brought before a special meeting, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board, one of the Chief Executive Officers, the President, or the Secretary or (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Board of Directors.  In addition, for business requested by a shareholder in accordance with this Section to be brought before a special meeting, the shareholder must (i) be a shareholder of record at the time of the giving of the notice of such special meeting and at the time of the special meeting, (ii) be entitled to vote with respect to such business at such meeting, and (iii) comply with the notice procedures set forth below as to such business.

Nominations of persons for election as Directors of the Corporation may be made at a special meeting of shareholders at which the election of directors has been properly brought before the meeting in accordance with the foregoing paragraph only (i) by or at the direction of the Board of Directors or (ii) by any shareholder (A) who is a shareholder of record at the time of the giving of the notice of such special meeting and at the time of the special meeting, (B) who is entitled to vote for the election of directors at such meeting and (C) who complies with the notice procedures set forth in Section 4.1 of these Bylaws as to such nominations.  Only persons who are nominated in accordance with this Section 3.2 will be eligible for election at a special meeting of shareholders as Directors of the Corporation.

To be timely for purposes of this Section 3.2, a shareholder’s notice of nominations to be properly brought before a special meeting must be addressed to the Secretary and delivered or mailed to and received at the principal executive offices of the Corporation not less than 120 days prior to the date of such special meeting; provided, however, that if the first public announcement of the date of such special meeting is less than 130 days prior to the date of such special meeting, notice by the shareholder must be so received not later than the close of business on the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event will an adjournment or postponement of a special meeting of shareholders or the public announcement thereof commence a new time period for the giving of a shareholder’s notice as provided above. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the special meeting: (a) a brief description of the business desired to be brought before the special meeting, (b) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such proposal, (c) the class and number of shares of the Corporation that are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. In addition, if the shareholder’s ownership of shares of the Corporation, as set forth in the notice, is solely beneficial, documentary evidence of such ownership must accompany the notice. Notwithstanding anything else in these Bylaws to the contrary, no business shall be conducted at a special meeting except in accordance with the procedures set forth in this Section. The presiding officer of a special meeting shall, if the facts warrant, determine and declare to the meeting that any business that was not properly brought before the meeting is out of order and shall not be transacted at the meeting.

Section 3.3. Notice of Meetings - Waiver. Written notice of each meeting of shareholders, stating the place, day and hour of any meeting and, in case of a special shareholders’ meeting, the purpose or purposes of the meeting, shall be delivered not less than ten nor more than 60 days before the date of such meeting, either personally or by mail, or on consent of a shareholder, by electronic transmission, by or at the direction of the President, the Secretary, or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the ownership records or share transfer records of the Corporation, with postage thereon prepaid. If transmitted by facsimile or electronic message, such notice shall be deemed given when the facsimile or electronic message is transmitted to a facsimile number or electronic message address provided by the shareholder, or to which the shareholder consents, for the purpose of receiving notice. Such further or earlier notice shall be given as may be required by law. The signing by a shareholder of a written waiver of notice of any shareholders’ meeting, whether before or after the time stated in such waiver, shall be equivalent to the receiving by him of all notice required to be given with respect to such meeting. Attendance by a shareholder, whether in person or by proxy, at a shareholders’ meeting shall constitute a waiver of notice of such meeting. No notice of any adjournment of any meeting shall be required.

Section 3.4. Discharge of Notice Requirement. The notice provided for in Section 3.3 is not required to be given to any shareholder (a) if either notice of two consecutive annual meetings and  notice of any meeting held during the period between the two annual meetings or all payments (but in no event less than two payments) of distributions or interest on securities, during a 12-month period, have been sent by first class mail, to such shareholder, addressed to the address as shown on the share transfer records of the Corporation and have been returned undeliverable or (b) such shareholder is considered a lost security holder under the Securities Exchange Act of 1934 (the “Exchange Act”) and the regulations adopted under the Exchange Act. Any action or meeting taken or held without notice to such a shareholder shall have the same force and effect as if the notice had been duly given and any articles or document filed with the Secretary of State pursuant to action taken may state that notice was duly given to all persons to whom notice was required to be given. The requirement that notice be given to such a shareholder shall be reinstated if such shareholder delivers to the Corporation a written notice setting forth his then current address.

Section 3.5. Closing of Transfer Records and Fixing Record Date for Matters Other than Consents to Action. For the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may close the share transfer records for a stated period in no case to exceed 60 days. If the share transfer records are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, the transfer records shall be closed for at least the ten days immediately preceding such meeting. In lieu of closing the share transfer records, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in no case to be more than 60 days nor, in the case of a meeting of shareholders, less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer records  are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date of such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders is made, as provided in this Section, such determination shall apply to any adjournment thereof except where the determination is made through the closing of share transfer records and the stated period of closing has expired.

Section 3.6. Fixing Record Dates for Consents to Action.  In order that the Corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, whenever action by shareholders is proposed to be taken by consent in writing without a meeting of shareholders, the Board of Directors may fix a record date for the purpose of determining shareholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors.  Any shareholder of record seeking to have the shareholders take action by consent in writing without a meeting of shareholders shall, by written notice to the Secretary, request the Board of Directors to fix a record date, which written notice shall include all information that would be required to be delivered pursuant to Section 3.2 of these Bylaws if the shareholder had been making a nomination or proposing business to be considered at an annual or special meeting of shareholders.  The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date.  If no record date is fixed by the Board of Directors within 10 days of the date on which such a request is received and the prior action of the Board of Directors is not required by the Texas Business Organizations Code (herein called the “Act”), the record date for determining shareholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the records in which proceedings of meetings of shareholders are recorded.  Delivery shall be by hand or by certified or registered mail, return receipt requested.  Delivery to the Corporation’s principal place of business shall be addressed to the President or one of the Chief Executive Officers of the Corporation.  If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by the Act, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action.

Section 3.7. Distributions and Share Ownership as of Record Date. Distributions of cash, tangible property, or intangible property made or payable by the Corporation, whether in liquidation or from earnings, profits, assets, or capital, including all distributions that were payable but not paid to the registered owner of the shares, such owner’s heirs, successors, or assigns but that are now being held in suspense by the Corporation or that were paid or delivered by it into an escrow account or to a trustee or custodian, shall be payable by the Corporation, escrow agent, trustee, or custodian to the person registered as owner of the shares in the Corporation’s share transfer records as of the record date determined for that distribution, as provided in Section 3.5, such owner’s heirs, successors, or assigns. The person in whose name the shares are or were registered in the share transfer records of the Corporation as of the record date shall be deemed to be the owner of the shares registered in his name at that time.

Section 3.8. Voting List. The officer or agent having charge of the share transfer records for shares of the Corporation shall make, not later than the 11th day before the date of each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the type and number of shares held by each shareholder and the number of votes that each shareholder is entitled to if the number is different from the number of shares, which list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to lawful inspection by any shareholder at any time during the usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. Failure to comply with this Section shall not affect the validity of any action taken at such meeting.

Section 3.9. Quorum and Officers. Except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws, the holders of a majority of the shares entitled to vote and represented in person or by proxy shall constitute a quorum at a meeting of shareholders, but the shareholders present at any meeting, although representing less than a quorum, may from time to time adjourn the meeting to some other day and hour, without notice other than announcement at the meeting. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. The vote of the holders of a majority of the shares entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the shareholders’ meeting, unless the vote of a greater number is required by law. If, however, a quorum is not be present at any meeting of shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting, without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting), until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at such meeting until a quorum shall be present.  At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 3.10. Voting at Meetings. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders except to the extent that the Articles of Incorporation or the laws of the State of Texas provide otherwise.

Section 3.11. Proxies. A shareholder may vote either in person or by proxy executed in writing by the shareholder, or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. A telegram, telex, cablegram, or other form of electronic transmission, including telephonic transmission, by a shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by a shareholder, is considered an execution in writing for purposes of this Section.  Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by a shareholder.

Section 3.12. Balloting. Upon the demand of any shareholder, the vote upon any question before the meeting shall be by ballot. At each meeting inspectors of election may be appointed by the presiding officer of the meeting, and at any meeting for the election of directors, inspectors shall be so appointed on the demand of any shareholder present or represented by proxy and entitled to vote in such election of directors. No director or candidate for the office of director shall be appointed as such inspector. The number of votes cast by shares in the election of directors shall be recorded in the minutes.

Section 3.13. Voting Rights, Prohibition on Cumulative Voting for Directors. Each outstanding share of common stock shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of shareholders. No shareholder shall have the right to cumulate his votes for the election of directors but each share shall be entitled to one vote in the election of each director. In the case of any contested election for any directorship, the candidate for such position receiving a plurality of the votes cast in such election shall be elected to such position.

Section 3.14. Record of Shareholders. The Corporation shall keep at its principal business office, or the office of its transfer agents or registrars, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

Section 3.15. Action by Consent.  Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the action that is the subject of the consent.

(a)           Every written consent shall bear the date of signature of each shareholder who signs the consent.  No written consent shall be effective to take the action that is the subject of the consent unless, within sixty (60) days after the date of the earliest dated consent delivered to the Corporation as set forth below in this Section 10, the consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the records in which proceedings of meetings of shareholders are recorded.  Delivery shall be by hand or certified or registered mail, return receipt requested.  Delivery to the Corporation’s principal place of business shall be addressed to the President or one of the Chief Executive Officers of the Corporation.

(b)           A telegram, telex, cablegram or other electronic transmission by a shareholder consenting to an action to be taken is considered to be written, signed, and dated for the purposes of this Section if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the shareholder and the date on which the shareholder transmitted the transmission.  The date of transmission is the date on which the consent was signed.  Consent given by telegram, telex, cablegram, or other electronic transmission may not be considered delivered until the consent is reproduced in paper form and the paper form is delivered to the Corporation at its registered office in this state or its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of shareholder meetings are recorded.  Notwithstanding Subsection (b) of this Section, consent given by telegram, telex, cablegram, or other electronic transmission may be delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which the proceedings of shareholder meetings are recorded to the extent and in the manner provided by resolution for the Board of Directors of the Corporation.  Any photographic, photostatic, facsimile, or similarly reliable reproduction of a consent in writing signed by a shareholder may be substituted or used instead of the original writing for any purpose for which the original writing could be used, if the reproduction is a complete reproduction of the entire original writing.

(c)           In the event of the delivery, in the manner provided by this Section 3.15, to the Corporation of the requisite written consent or consents to take action and/or any related revocation or revocations, the Corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations.  For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with this Section 3.15 and not revoked represent at least the minimum number of votes that would be necessary to take the corporate action.  Nothing contained in this paragraph shall in any way be construed to suggest or imply that the Board of Directors or any shareholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in any such litigation).

(d)           Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

Section 3.16.  Presence at Meetings by Means of Communications Equipment.  Shareholders may participate in and hold a meeting of the shareholders by means of conference telephone or other means of remote communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.16 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened if (a) the Corporation implements reasonable measures to verify that each person considered present and permitted to vote at the meeting by means of remote communication is a shareholder; (b) the Corporation implements reasonable measures to provide the shareholders at the meeting by means of remote communication a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of a meeting substantially concurrently with the proceedings; and (c) the Corporation maintains a record of any shareholder vote or other action taken at the meeting by means of remote communication.

Section 3.17. Order of Business.  The Chairman of the Board, or such other officer of the Corporation designated by a majority of the Board of Directors, will call meetings of the shareholders to order and will act as presiding officer thereof, and the Secretary shall keep the records of, each meeting of shareholders, and in the absence of either such officer, his duties shall be performed by any other officer authorized by these Bylaws or any person appointed by resolution duly adopted at the meeting.  Unless otherwise determined by the Board of Directors prior to the meeting, the presiding officer of the meeting of the shareholders will also determine the order of business and have the authority in his or her sole discretion to regulate the conduct of any such meeting, including without limitation by (a) imposing restrictions on the persons (other than shareholders of the Corporation or their duly appointed proxies) who may attend any such shareholders’ meeting, (b) ascertaining whether any shareholder or his proxy may be excluded from any meeting of the shareholders based upon any determination by the presiding officer, in his or her sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereat, and (c) determining the circumstances in which any person may make a statement or ask questions at any meeting of the shareholders.

The determination of whether any business sought to be brought before any annual or special meeting of the shareholders is properly brought before such meeting and whether any nomination of a person for election as a Director of the Corporation at any annual or special meeting of the shareholders was properly made in accordance with these Bylaws will be made by the presiding officer of such meeting.  If the presiding officer determines that any business is not properly brought before such meeting, or any nomination was not properly made, he or she will so declare to the meeting and any such business will not be conducted or considered and any such nomination will be disregarded.

Section 3.18.  Requirement of the Exchange Act. Notwithstanding the provisions of Sections 3.1, 3.2, and 4.1 a shareholder must also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in Sections 3.1, 3.2, and 4.2; provided, however, that any references in Sections 3.1, 3.2, or 4.2 to the Exchange Act, or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Sections. 3.1, 3.2, and 4.2.  Nothing in Sections 3.1, 3.2, and 4.2 will be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement in accordance with the provisions of Rule 14a-8 under the Exchange Act.

ARTICLE IV
THE BOARD OF DIRECTORS

Section 4.1. General Powers.  The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed and controlled by its Board of Directors, which may do or cause to be done all such lawful things, as are not by the Act, the Articles of Incorporation, or by these Bylaws directed or required to be done or exercised by the shareholders of the Corporation.

Section 4.2.  Number, Qualification, Term, and Nomination. The Board of Directors shall consist of not less than three (3) nor more than fifteen (15) members, such number to be determined from time to time by resolution of a majority of the full Board of Directors; provided, however, that no decrease shall effect a shortening of the term of any incumbent director. Directors shall be elected at each annual meeting of the shareholders by the holders of shares entitled to vote in the election of directors, except as provided in Section 4.3, and each director shall hold office until the annual meeting of shareholders following his election or until his successor is elected and qualified. Directors need not be residents of Texas or shareholders of the Corporation absent provision to the contrary in the Articles of Incorporation or laws of the State of Texas. Except as otherwise provided in the Articles of Incorporation and Section 4.3 of these Bylaws, each position on the Board of Directors shall be filled by election at the annual meeting of shareholders. Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors.

Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders (a) by or at the direction of the Board of Directors or (b) by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section. Nominations by shareholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than 60 days nor more than 180 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to shareholders or the date on which it is first disclosed to the public, and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to shareholders or the date on which it is first disclosed to the public. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Corporation’s books, of such shareholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder and which are owned of record by such shareholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Corporation which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section and he shall so declare to the meeting, and the defective nomination shall be disregarded. Each person elected a director shall hold office, unless removed in accordance with Section 4.3 of these Bylaws, until the next annual meeting of the shareholders and until his successor shall have been duly elected and qualified.

Section 4.3. Removal. No director nor the entire Board of Directors may be removed from office, at any special meeting of shareholders except for cause (as hereinafter defined), and then only by the affirmative vote of at least two thirds of the shares of the shareholders present in person or by proxy and entitled to vote at such meeting, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting. If the notice calling such meeting shall have so provided, the vacancy caused by such removal may be filled at such meeting by the affirmative vote of a majority in number of the shares of the shareholders present in person or by proxy and entitled to vote. For purposes of this Section 4.3, “cause” means (a) the director whose removal is proposed has been convicted, or where a director is granted immunity to testify where another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal, (b) such director has been found by the affirmative vote of the entire Board of Directors at any regular or special meeting of the Board of Directors called for that purpose or by a court of competent jurisdiction to have been grossly negligent or guilty of misconduct in the performance of his duties to the Corporation in a matter of substantial importance to the Corporation, or (c) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability as a director of the Corporation.

Section 4.4. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the vote of a majority of the remaining directors, if any, even if such remaining directors comprise less than a quorum of the Board of Directors, or by the shareholders if no other directors remain. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any position on the Board of Directors to be filled by reason of an increase in the number of directors shall be filled by the vote of a majority of the directors, election at an annual meeting of the shareholders, or at a special meeting of shareholders duly called for such purpose, provided that the Board of Directors may fill no more than two such directorships during the period between any two successive annual meetings of shareholders.

Section 4.5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors shall determine. No notice of any regular meeting needs to be given to either old or new members of the Board of Directors.

Section 4.6. Special Meetings. Special meetings of the Board of Directors shall be held at any time by call of the Chairman of the Board, one of the Chief Executive Officers, the President, or by the Secretary on the request of any one director.  The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting called by such person or persons. The Secretary shall give notice of each special meeting to each director at his usual business or residence address by mail at least 72 hours days before the meeting or in person or by telegraph, telephone, or other electronic transmission at least 24 hours before such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid. Except as otherwise provided by law, by the Articles of Incorporation, or by these Bylaws, such notice need not specify the business to be transacted at, or the purpose of, such meeting. No notice shall be necessary for any adjournment of any meeting. The signing of a written waiver of notice of any special meeting by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the receiving of such notice. Attendance of a director at a meeting shall also constitute a waiver of notice of such meeting, except where a director attends a meeting for the express and announced purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 4.7. Quorum and Voting. A majority of the number of directors fixed by these Bylaws shall constitute a quorum for the transaction of business and the act of not less than a majority of such quorum of the directors shall be required in order to constitute the act of the Board of Directors, unless the act of a greater number shall be required by law, by the Articles of Incorporation or by these Bylaws. At all meetings of committees of the Board of Directors, the presence of a majority of the number of directors fixed from time to time by resolution of the Board of Directors to serve as members of such committees shall constitute a quorum for the transaction of business.  The affirmative vote of at least a majority of the directors present and entitled to vote at any meeting of the Board of Directors or a committee of the Board of Directors at which there is a quorum shall be the act of the Board of Directors or the committee, except as may be otherwise specifically provided by the Act, the Articles of Incorporation, or these Bylaws.  Directors may not vote by proxy at any meeting of the Board of Directors.  Directors with an interest in a business transaction of the Corporation and directors who are directors or officers or have a financial interest in any other corporation, partnership, association or other organization with which the Corporation is transacting business may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee of the Board of Directors to authorize such business transaction.  If a quorum shall not be present at any meeting of the Board of Directors or a committee thereof, a majority of the directors present thereat may adjourn the meeting, without notice other than announcement at the meeting, until such time and to such place as may be determined by such majority of directors, until a quorum shall be present.

Section 4.8. Procedure at Meetings. The Board of Directors shall appoint one of their number as chairman of the Board of Directors (the “Chairman of the Board”). Failure to designate a Chairman of the Board shall be deemed a designation of the Chief Executive Officer to perform the functions of the Chairman of the board. The Chairman of the Board shall preside at meetings of the Board. In his absence at any meeting, any officer authorized by these Bylaws or any member of the Board of Directors selected by the members present shall preside. The Secretary of the Corporation shall act as secretary at all meetings of the Board of Directors. In his or her absence, the presiding officer of the meeting may designate any person to act as Secretary. At meetings of the Board of Directors, the business shall be transacted in such order as the Board may from time to time determine.

Section 4.9. Presumption of Assent. Any director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 4.10. Action Without a Meeting. Any action required by statute to be taken at a meeting of the directors of the Corporation, or which may be taken at such meeting, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by each director entitled to vote at such meeting, and such consent shall have the same force and effect as a unanimous vote of the directors. Such signed consent, or a signed copy thereof, shall be placed in the minute book of the Corporation.

Section 4.11. Compensation. Directors as such shall not receive any stated salary for their service, but by resolution of the Board of Directors, a fixed sum and reimbursement for reasonable expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or at any meeting of the Executive Committee of directors, if any, to which such director may be elected in accordance with the following Section 4.12; but nothing herein shall preclude any director from serving the Corporation in any other capacity or receiving compensation therefore.

Section 4.12. Executive Committee. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate an Executive Committee, which committee shall consist of two or more of the directors of the Corporation. Such Executive Committee may exercise such authority of the Board of Directors in the business and affairs of the Corporation as the Board of Directors may, by resolution duly adopted, delegate to it except as prohibited by law. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law. Any member of the Executive Committee may be removed by the Board of Directors. The Executive Committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The minutes of the proceedings of the Executive Committee shall be placed in the minute book of the Corporation. Members of the Executive Committee shall receive such compensation as may be approved by the Board of Directors and will be reimbursed for reasonable expenses actually incurred by reason of membership on the Executive Committee.

Section 4.13. Other Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees, each of which shall be comprised of one or more directors. Such committees may exercise such authority of the Board of Directors in the business and affairs of the Corporation as the Board of Directors may, by resolution duly adopted, delegate, except as prohibited by law, except where action of the Board of Directors is required by the Act or by the Articles of Incorporation. The designation of any committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed on it or him by law. Any member of a committee may be removed at any time by the Board of Directors. Members of any such committees shall receive such compensation as may be approved by the Board of Directors and will be reimbursed for reasonable expenses actually incurred by reason of membership on a committee. Such committee or committees shall have such name or names as may be designated by the Board of Directors and shall keep regular minutes of their proceedings and report same to the Board of Directors when required.

Section 4.14. Advisory Directors. The Board of Directors, by resolution adopted by a majority of the full Board Directors, may appoint one or more individuals to be advisory directors (“Advisory Directors”), who by such appointment shall not as such be a member of the Board of Directors.  Each such Advisory Director shall be appointed for such term as determined by the Board of Directors, to serve at the pleasure of the Board of Directors, and may be removed (with or without cause) by resolution adopted by a majority of the full Board of Directors.  An Advisory Director shall serve only as an advisor to the Board of Directors.  As an advisor, an Advisory Director shall participate, advise or counsel the Board of Directors on matters brought before the Board of Directors, as may be requested from time to time by the Board of Directors.  An Advisory Director shall be entitled to notice and to attend all meetings of the Board of Directors but will not have the right to vote on any such matters or to bind the Corporation in any manner.  Advisory Directors shall not be considered members of the Board of Directors for notice, quorum, voting or other purposes, and shall not have the powers or responsibilities of a director of the Corporation.  No action of the Board of Directors or any committee thereof shall be invalid by reason of a failure of any Advisory Director to receive notice of or to attend any meeting of the Board of Directors or any committee thereof.

The Board of Directors, by resolution adopted by a majority of the full Board, may appoint Advisory Directors to one or more committees of the Board of Directors, and such Advisory Directors shall be entitled to notice and to attend meetings of such committees.  The Board of Directors or committee thereof shall have the authority to excuse Advisory Directors from all or any portion of any meeting.  Advisory Directors shall receive compensation and reimbursement of expenses as determined by the Board of Directors.

Section 4.15. Presence at Meetings by Means of Communications Equipment.  Members of the Board of Directors of the Corporation or any committee designated by the Board of Directors, may participate in and hold a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 4.15 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE V
OFFICERS

Section 5.1. Number. The officers of the Corporation shall consist of a Chairman of the Board, if one is elected by the Board of Directors, one or more Chief Executive Officers and/or a President, one or more vice presidents, if elected by the Board, and a Secretary. The Board of Directors may also elect or appoint such other officers and assistant officers and agents, with or without descriptive titles, as it may deem necessary or desirable. Officers shall be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person. In its discretion, the Board of Directors may leave unfilled any office except those of President and Secretary.

Section 5.2. Election; Term; Qualification. Officers shall be chosen by the Board of Directors annually at the meeting of the Board of Directors following the annual shareholders’ meeting. Each officer shall hold office until his successor has been chosen and qualified, or until his death, resignation, or removal.

Section 5.3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by a majority vote of the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create any contract rights.

Section 5.4. Vacancies. Any vacancy in any office for any cause may be filled by the Board of Directors at any meeting.

Section 5.5. Duties. The officers of the Corporation shall have such powers and duties, except as modified by the Board of Directors, as generally pertain to their offices, respectively, as well as such powers and duties as from time to time shall be conferred by the Board of Directors and by these Bylaws.

Section 5.6. Chairman of the Board. The Chairman of the Board, if one is elected by the Board of Directors, shall preside at all meetings of the Board of Directors and approve the minutes of all proceedings of such meetings, and he shall be available to consult with and advise the officers of the Corporation with respect to the conduct of the business and affairs of the Corporation and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him by the Board of Directors.

Section 5.7.  Chief Executive Officer. One or more Chief Executive Officer to the extent appointed by the Board of Directors shall be the Chief Executive Officer or the Co-Chief Executive Officers, as the case may be, of the Corporation and, subject to the provisions of these Bylaws and control of the Board of Directors, shall have general direction of the affairs of the Corporation and supervision over its several officer and shall have general and active control of all its business.  Each such Chief Executive Offer shall have general authority to execute bonds, deeds and contracts or other instruments in the name of the Corporation and affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, and to fix their compensation, subject to the provisions of these Bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the Chief Executive Officer(s); and, in general, to exercise all the powers and authority usually appertaining to the chief executive officer of a corporation, except as otherwise provided in these Bylaws. In the absence of the Chairman of the Board, he shall preside at all meetings of shareholders and at all meetings of the Board. The Chief Executive Officer may delegate powers to any other officer of the Corporation. If the Corporation has more than one Chief Executive Officer, the Board of Directors (or such committee as the Board of Directors shall designate) shall resolve any disagreement between the C-Chief Executive Officers.  In the absence of the Chief Executive Officer or C-Chief Executive Officers, his or her duties shall be and his or her authority may be exercised by the President.

Section 5.8. The President. The President shall, subject to the direction and control of the Board of Directors and the Chief Executive Officer, act in a general executive capacity, assist the Chief Executive Officer in the administration and operations of the Corporation’s business and participate in the general supervision of its policies and affairs. In general, the President shall perform all duties incident to the office of the president, and such other duties as from time to time may be prescribed by the Board or the Chief Executive Officer. In the absence of the Chairman of the Board and the Chief Executive Officer, the President shall preside at meetings of shareholders and of the Board of Directors.  The President shall have the same power to perform any act on behalf of the Corporation and to sign for the Corporation as is prescribed in these Bylaws for the Chief Executive Officer.

Section 5.9. The Vice Presidents. A Vice president may be designated as an Executive Vice p[resident, a Senior Vice President, a Corporate Vice President, or such other designation as may be determined by the Board of Directors. Vice president, if any, shall each have such duties as are incident to such office or as may be delegated or assigned by the Board of Directors, the Chief Executive Officer, or the President. At the request of the President, or in his absence or disability, the vice presidents, in the order of their election, shall perform the duties of the President, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the President. Any action taken by a vice president in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken. A vice president may sign, with the Secretary or an assistant secretary, certificates of stock of the Corporation.

Section 5.10. Chief Financial Officer.  The Chief Financial Officer, if any, shall be a Vice President and the senior financial officer and act in an executive financial capacity. The Chief Financial Officer shall assist the Chief Executive Officer in the general supervision of the Corporation’s financial policies and affairs and shall have such duties as are incident to such office or as may be delegated or assigned from time to time by the Chief Executive Officer or by the Board of Directors.

Section 5.11. Treasurer. The Treasurer, if any, shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Treasurer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board of Directors, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board of Directors. The Treasurer shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him or her from time to time by the Chief Executive Officer, or by the Board of Directors. The Treasurer may appoint one or more Assistant Treasurers to perform such duties as may be assigned by the Treasurer.

Section 5.12. Controller. The Controller, absent an election otherwise, shall be the Chief Accounting Officer of the Corporation and shall have such duties as are incident to such office or as may be delegated or assigned from time to time by the Chief Executive Officer, or by the Board of Directors.

 Section 5.13. Secretary. The Secretary shall keep the minutes of all meetings of the shareholders, of the Board of Directors, and of the Executive Committee, if any, of the Board of Directors, in one or more books provided for such purpose and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. He or she shall be custodian of the corporate records and of the seal (if any) of the Corporation and see, if the Corporation has a seal, that the seal of the Corporation (or a facsimile thereof) is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; shall have general charge of the stock certificate books, transfer records, and stock ledgers, and such other books and papers of the Corporation as the Board of Directors may direct, all of which shall, at all reasonable times, be open to the examination of any director, upon application at the office of the Corporation during business hours; and in general shall perform all duties and exercise all powers incident to the office of the Secretary and such other duties and powers as the Board of Directors, the Chief Executive Officer, or the President from time to time may assign to or confer on him or her.

Section 5.14. Assistant Officers. Any assistant secretary appointed by the Board of Directors shall have power to perform, and shall perform, all duties incumbent upon the secretary of the Corporation, respectively, subject to the general direction of such respective officers, and shall perform such other duties as these Bylaws may require or the Board of Directors may prescribe.

Section 5.15. Salaries. The salaries or other compensation of the officers shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

Section 5.16. Bonds of Officers. The Board of Directors may secure the fidelity of any officer of the Corporation by bond or otherwise, on such terms and with such surety or sureties, conditions, penalties or securities as shall be deemed proper by the Board of Directors.

Section 5.17. Delegation. The Board of Directors may delegate temporarily the powers and duties of any officer of the Corporation, in case of his absence or for any other reason, to any other officer, and may authorize the delegation by any officer of the Corporation of any of his powers and duties to any agent or employee, subject to the general supervision of such officer.

ARTICLE VI
INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS

Section 6.1. General.

(a)           The Corporation shall indemnify persons who are or were, at any time during which this Section 6.1 is in effect (whether or not such person continued to serve in such capacity at the time the indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), a director or officer of the Corporation both in their capacities as directors and officers of the Corporation and, if serving at the request of the Corporation as a director, officer, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, trust, partnership, joint venture, sole proprietorship, employee benefit plan, or other enterprise, in each of those capacities, against any and all liability and judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses that may be incurred by them in connection with or resulting from (i) any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, (ii) an appeal in such an action, suit, or proceeding, or (iii) any inquiry or investigation that could lead to such an action, suit, or proceeding, all to the full extent permitted by Chapter 8 of the Act as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), and such indemnification shall continue as to a person who has ceased to be a director or officer or to serve in any of such other capacities and shall inure to the benefit of his or her heirs, executors and administrators.

(b)           The Corporation shall indemnify persons who are or were, at any time during which this Section 6.1 is in effect (whether or not such person continued to serve in such capacity at the time the indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), an employee or agent of the Corporation, or persons who are not or were not employees or agents of the Corporation but who are or were serving at the request of the Corporation as a director, officer, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, trust, partnership, joint venture, sole proprietorship, employee benefit plan, or other enterprise (collectively, along with the directors and officers of the Corporation, such persons are referred to herein as “Corporate Functionaries”) against any and all liability and judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses that may be incurred by them in connection with or resulting from (i) any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, (ii) an appeal in such an action, suit, or proceeding, or (iii) any inquiry or investigation that could lead to such an action, suit or proceeding, all to the full extent permitted by Chapter 8 of the Act, and the Corporation may indemnify such persons to the extent permitted by the Act as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), and such indemnification shall continue as to a person who has ceased to be a Corporate Functionary and shall inure to the benefit of his or her heirs, executors and administrators.

(c)           The rights to indemnification conferred in this Article VI shall include the right to be paid by the Corporation the reasonable expenses incurred in defending any such action, suit or proceeding, in advance of its final disposition (such advances to be paid by the Corporation within 30 days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time), to the maximum extent permitted by the Act as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader advancement rights than said law permitted the Corporation to provide prior to such amendment), subject only to such written affirmation or undertaking as may be required to be furnished by the claimant under the Act.  The rights conferred upon Corporate Functionaries in this Article VI shall be contract rights that vest at the time of such person’s service to or at the request of the Corporation and such rights shall continue as to any such person who has ceased to so serve and shall inure to the benefit of such person’s heirs, executors and administrators.  The rights conferred upon Corporate Functionaries in this Article VI shall be in addition to all rights to which any Corporate Functionary may be entitled under any agreement or vote of shareholders or as a matter of law or otherwise and cannot be terminated by the Corporation, the Board of Directors or the shareholders of the Corporation with respect to a person’s service prior to the date of such termination.  Any amendment, modification, alteration or repeal of this Article VI that in any way diminishes, limits, restricts, adversely affects or eliminates any right of a Corporate Functionary or his or her successors to indemnification, advancement of expenses or otherwise shall be prospective only and shall not in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged state of facts, occurrence, action or omission then or previously existing, or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission.

Section 6.2.  Insurance.  The Corporation may purchase or maintain insurance on behalf of any Corporate Functionary against any liability asserted against him and incurred by him in such a capacity or arising out of his status as a Corporate Functionary, whether or not the Corporation would have the power to indemnify him or her against the liability under the Act or these Bylaws; provided, however, that if the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Corporation.  Without limiting the power of the Corporation to procure or maintain any kind of insurance or arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation, (i) create a trust fund, (ii) establish any form of self-insurance, (iii) secure its indemnification obligation by grant of any security interest or other lien on the assets of the Corporation, or (iv) establish a letter of credit, guaranty or surety arrangement.  Any such insurance or other arrangement may be procured, maintained or established within the Corporation or its affiliates or with any insurer or other person deemed appropriate by the Board of Directors of the Corporation regardless of whether all or part of the stock or other securities thereof are owned in whole or in part by the Corporation.  In the absence of fraud, the judgment of the Board of Directors of the Corporation as to the terms and conditions of such insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive, and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in approving such insurance or other arrangement shall be beneficiaries thereof.

Section 6.3. Reporting.  Any indemnification of or advance of expenses to any officer or director of the Corporation shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholder’s meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, not later than the first anniversary of the date of the indemnification or advance.

ARTICLE VII
MISCELLANEOUS

Section 7.1. Distributions. Distributions, subject to the provisions of the Articles of Incorporation and to limitations set forth by law, if any, may be declared by the Board of Directors at any regular or special meeting. Distributions may be in the form of a dividend, including a share dividend, on any class or series of its outstanding shares, a purchase or redemption by the Corporation, directly or indirectly, of any of its own shares, or a payment by the Corporation in liquidation of all or a portion of its assets. A distribution may not be made if it would render the Corporation insolvent or if it exceeds the distribution limit of the Corporation, except as otherwise allowed by law. Subject to limitations upon the authority of the Board of Directors imposed by law or by the Articles of Incorporation, the declaration of and provision for payment of distributions or dividends shall be at the discretion of the Board of Directors.

Section 7.2. Contracts. The Chief Executive Officer or the President shall have the power and authority to execute, on behalf of the Corporation, contracts or instruments in the usual and regular course of business, and in addition the Board of Directors may authorize any officer or officers, agent or agents, of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit or to render it pecuniarily liable for any purpose or in any amount.

Section 7.3. Checks, Drafts, Etc. All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officers or employees of the Corporation as shall from time to time be authorized pursuant to these Bylaws or by resolution of the Board of Directors.

Section 7.4. Depositories. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such banks or other depositories as the Board of Directors may from time to time designate, and upon such terms and conditions as shall be fixed by the Board of Directors. The Board of Directors may from time to time authorize the opening and maintaining within any such depository as it may designate, of general and special accounts, and may make such special rules and regulations with respect thereto as it may deem expedient.

Section 7.5. Endorsement of Stock Certificates. Subject to the specific directions of the Board of Directors, any share or shares of stock issued by any corporation and owned by the Corporation, including reacquired shares of the Corporation’s own stock, may, for sale or transfer, be endorsed in the name of the Corporation by the Chief Executive Officer, the President, or any vice president; and such endorsement may be attested or witnessed by the Secretary or any assistant secretary either with or without the affixing thereto of the corporate seal.

Section 7.6. Corporate Seal. The corporate seal, if any, shall be in such form as the Board of Directors shall approve, and such seal, or a facsimile thereof, may be impressed on, affixed to, or in any manner reproduced upon, instruments of any nature required to be executed by officers of the Corporation.

Section 7.7. Fiscal Year. The fiscal year of the Corporation shall begin and end on such dates as the Board of Directors at any time shall determine.

Section 7.8. Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

Section 7.9. Resignations. Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

Section 7.10.  Invalid Provisions.  If any part of these bylaws is held invalid or inoperative for any reason, the remaining parts, so far as is possible and reasonable, shall remain valid and operative.

Section 7.11. Headings.  The headings used in these bylaws are for convenience only and do not constitute matter to be construed in the interpretation of these bylaws.

ARTICLE VIII
AMENDMENTS

Section 8.1. AMENDMENTS. These bylaws may be altered, amended, or repealed, or new bylaws may be adopted, by the affirmative vote of a majority of the full Board of Directors at any duly held meeting of directors, provided that notice of such proposed action shall have been contained in the notice of any such meeting, unless the Articles of Incorporation or the laws of the State of Texas reserve the power exclusively to the shareholders in whole or in part, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the Board of Directors may not amend or repeal that bylaw. Unless the Articles of Incorporation or a bylaw adopted by the shareholders provides otherwise as to all or some portion of the Corporation’s bylaws, the holders of a majority of the shares represented at any duly held meeting of the shareholders, provided that notice of such proposed action shall have been contained in the notice of any such meeting, may amend, repeal or adopt the Corporation’s bylaws.